UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2005

                               IFSA STRONGMAN, INC
             (Exact name of registrant as specified in its charter)



           Delaware               000-50754                    20-0929024
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

              28-32 Wellington Road, London, United Kingdom NW8 9SP
               (Address of principal executive offices) (zip code)

                                 44 20 7060 4372
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by IFSA Strongman, Inc. (the "Company"), related to events that occurred on December 9, 2005. The only portion of such Form 8-K being amended is to modify
Item 9.01 to provide the financial statements of the business acquired required to be filed thereunder.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      Audited Financial Statements of IFSA Strongman Ltd. as of December 31, 2004 and for the period from June 10, 2004 (inception) through December 31, 2004 and unaudited financial statements for the nine month period ended September 30, 2005.

(b)   Pro forma financial information.

      Unaudited Condensed Combined Pro Forma Financial Statements December 31, 2004 and September 30, 2005.

(c)   Exhibits

Exhibit Number                               Description
--------------        ----------------------------------------------------------
10.1                  Share Exchange Agreement by and between Synerteck
                      Incorporated, and IFSA Strongman Ltd. and the shareholders of IFSA Strongman Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYNERTECK INCORPORATED


Dated: February 22, 2006                        By:  /s/ Jaime Alvarez
                                                    ---------------------------
                                                Name:  Jaime Alvarez
                                                Title: Chief Financial Officer

                             IFSA STRONGMAN LIMITED

                       Financial Statements from Inception
                   on June 10, 2004 through December 31, 2004
                      and Report of Independent Registered
                             Public Accounting Firm
                       And Unaudited Financial Statements
                            For the Nine Months Ended
                               September 30, 2005




                                    CONTENTS



Report of Independent Registered Public Accounting Firm..................... 2

Balance Sheets.............................................................. 3

Statements of Operations.................................................... 4

Statements of Stockholders' Equity...........................................5

Statements of Cash Flows.................................................... 7

Notes to the Financial Statements........................................... 8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors
IFSA Strongman Limited
London, England


We have audited the accompanying balance sheet of IFSA Strongman Limited as of December 31, 2004 and the related statements of operations, stockholders' equity and cash flows for the period from inception on June 10, 2004 through December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IFSA Strongman Limited as of December 31, 2004 and the results of their operations and their cash flows for the period from inception on June 10, 2004 through December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company has negative cash flows from operations and losses from inception which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Bouwhuis, Morrill & Company, LLC
------------------------------------
Bouwhuis, Morrill & Company, LLC
Layton, Utah
January 23, 2006

                             IFSA STRONGMAN LIMITED
                                 Balance Sheets



                                           ASSETS
                                                                         September 30,   December 31,
                                                                             2005            2004
                                                                         ------------    ------------
CURRENT ASSETS                                                           (Unaudited)
     Cash and cash equivalents                                           $     56,198    $    337,852
     Accounts receivable, net                                                  89,633          89,168
     Due from related parties                                                   6,337         158,349
     Other current assets                                                      97,652          16,576
                                                                         ------------    ------------
         Total Current Assets                                                 249,820         601,945
                                                                         ------------    ------------

PROPERTY AND EQUIPMENT - NET                                                  120,714             312
                                                                         ------------    ------------

GOODWILL (Note 3)                                                           1,264,240       1,264,240
                                                                         ------------    ------------

         TOTAL ASSETS                                                    $  1,634,774    $  1,866,497
                                                                         ============    ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts payable and accrued expenses                               $    517,975    $     71,220
                                                                         ------------    ------------

         Total Current Liabilities                                            517,975          71,220
                                                                         ------------    ------------

STOCKHOLDERS' EQUITY

     Preferred stock, 0.01 Euro par value; 5,500,000 shares authorized
      3,099,727 and 1,517,350 issued and outstanding, respectively             34,559          15,204
     Common stock, 0.01 Euro par value; 4,500,000 shares authorized
      2,031,658 and 1,586,176 issued and outstanding, respectively             28,264          22,821
     Additional paid-in capital                                             4,324,576       3,502,987
     Stock subscriptions receivable                                                --        (659,128)
     Accumulated deficit                                                   (3,149,851)     (1,113,011)
     Foreign currency translation adjustment                                 (120,749)         26,404
                                                                         ------------    ------------

         Total Stockholders' Equity                                         1,116,799       1,795,277
                                                                         ------------    ------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $  1,634,774    $  1,866,497
                                                                         ============    ============

   The accompanying notes are an integral part of these financial statements.

                             IFSA STRONGMAN LIMITED
                             Statement of Operations

                                                                  From Inception
                                                                  on June 10, 2004
                                                 Nine Months Ended    through
                                                    September 30,   December 31,
                                                        2005            2004
                                                    ------------    ------------
                                                     (Unaudited)
SALES, net                                          $  1,118,677    $    264,523

COST OF SALES                                          1,199,493          20,878
                                                    ------------    ------------

GROSS MARGIN                                             (80,816)        243,645
                                                    ------------    ------------

OPERATING EXPENSES

     Salaries and benefits                               219,325         214,424
     Selling, general and administrative                 874,353         125,242
     Professional fees                                   401,846         115,721
     Bad debts                                           446,388          20,340
                                                    ------------    ------------

         Total Operating Expenses                      1,941,912         475,727
                                                    ------------    ------------

LOSS FROM OPERATIONS                                  (2,022,728)       (232,082)
                                                    ------------    ------------

OTHER INCOME (EXPENSES)

     Loss on impairment of goodwill (Note 3)                  --      (1,146,000)
     Gain (loss) on foreign currency transactions        (10,998)        265,161
     Interest expense                                     (3,114)            (90)
                                                    ------------    ------------

         Total Other Income (Expenses)                   (14,112)       (880,929)
                                                    ------------    ------------

LOSS BEFORE INCOME TAXES                              (2,036,840)     (1,113,011)

INCOME TAX EXPENSE                                            --              --
                                                    ------------    ------------

NET LOSS                                            $ (2,036,840)   $ (1,113,011)
                                                    ============    ============

BASIC AND DILUTED:
     Net loss per common share                      $      (0.57)   $      (0.42)
                                                    ============    ============

     Weighted average shares outstanding               3,565,289       2,647,199
                                                    ============    ============

OTHER COMPREHENSIVE INCOME

NET LOSS                                            $ (2,036,840)   $ (1,113,011)

     Foreign currency translation adjustment            (120,749)         26,404
                                                    ------------    ------------

COMPREHENSIVE LOSS                                  $ (2,157,589)   $ (1,086,607)
                                                    ============    ============

   The accompanying notes are an integral part of these financial statements.

                             IFSA STRONGMAN LIMITED
                       Statements of Stockholders' Equity


                                                   Preferred Stock                    Common Stock                Additional
                                           -------------------------------   -------------------------------        Paid-in
                                               Shares           Amount           Shares            Amount           Capital
                                           --------------   --------------   --------------    --------------    --------------
Balance at inception, June 10, 2004                    --   $           --               --    $           --    $           --

Preferred stock issued to the
 incorporators of the Company on
 June 10, 2004                                    608,364            7,332               --                --           464,312

Common stock issued in the
 acquisition of subsidiaries on
 June 10, 2004 (Note 3)                                --               --        1,999,999            24,102         2,386,138

Preferred stock issued for stock
 subscriptions receivable on
 December 15, 2004                                495,163            6,591               --                --           652,537

Conversion of common stock into
 preferred stock (Note 5)                         413,823            1,281         (413,823)           (1,281)               --

Foreign currency translation                           --               --               --                --                --

Net loss for the period from inception
 to December 31, 2004                                  --               --               --                --                --
                                           --------------   --------------   --------------    --------------    --------------

Balance, December 31, 2004                      1,517,350   $       15,204        1,586,176    $       22,821    $    3,502,987

Proceeds from subscripions receivable                  --               --               --                --                --

Preferred stock issued for
cash (unaudited)                                1,489,288           18,217               --                --         1,803,481

Common stock issued for
services (unaudited)                                   --               --          538,571             6,581           651,484

Excess of value of stock issued
over value received (unaudited)                        --               --               --                --        (1,633,376

Conversion of common stock into
 preferred stock (unaudited)                       93,089            1,138          (93,089)           (1,138)               --

Foreign currency translation (unaudited)               --               --               --                --                --

Net loss for the nine months ended
September 30, 2005 (unaudited)                         --               --               --                --                --
                                           --------------   --------------   --------------    --------------    --------------

Balance, September 30, 2005 (unaudited)         3,099,727   $       34,559        2,031,658    $       28,264    $    4,324,576
                                           ==============   ==============   ==============    ==============    ==============

   The accompanying notes are an integral part of these financial statements.

                                                                                 Accumulated
                                               Stock                                Other
                                            Subscriptions      Accumulated      Comprehensive
                                              Receivable         Deficit            Income
                                            --------------    --------------    --------------
Balance at inception, June 10, 2004         $           --    $           --    $           --

Preferred stock issued to the
 incorporators of the Company on
 June 10, 2004                                          --                --                --

Common stock issued in the
 acquisition of subsidiaries on
 June 10, 2004 (Note 3)                                 --                --                --

Preferred stock issued for stock
 subscriptions receivable on
 December 15, 2004                                (659,128)               --                --

Conversion of common stock into
 preferred stock (Note 5)                               --                --                --

Foreign currency translation                            --                --            26,404

Net loss for the period from inception
 to December 31, 2004                                   --        (1,113,011)               --
                                            --------------    --------------    --------------

Balance, December 31, 2004                  $     (659,128)   $   (1,113,011)   $       26,404

Proceeds from subscripions receivable              659,128                --                --

Preferred stock issued for
cash (unaudited)                                        --                --                --

Common stock issued for
services (unaudited)                                    --                --                --

Excess of value of stock issued
over value received (unaudited)                         --                --                --

Conversion of common stock into
 preferred stock (unaudited)                            --                --                --

Foreign currency translation (unaudited)                --                --          (147,153)

Net loss for the nine months ended
September 30, 2005 (unaudited)                          --        (2,036,840)               --
                                            --------------    --------------    --------------

Balance, September 30, 2005 (unaudited)     $           --    $   (3,149,851)         (120,749)
                                            ==============    ==============    ==============

   The accompanying notes are an integral part of these financial statements.

                             IFSA STRONGMAN LIMITED
                             Statement of Cash Flows

                                                                                    From Inception
                                                                                   on June 10, 2004
                                                                Nine Months Ended      through
                                                                   September 30,     December 31,
                                                                       2005              2004
                                                                  --------------    --------------
                                                                    (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                          $   (2,036,840)   $   (1,113,011)
Adjustments to reconcile net loss to net cash
 used in operating activities:
     Depreciation expense                                                  9,787               104
     Common stock issued for services                                    658,065                --
     Excess of value of stock issued over services                    (1,633,376)               --
     Loss on impairment of goodwill                                           --         1,146,000
Changes in operating assets and liabilities:
     Increase in accounts receivable                                        (465)          (89,168)
     Decrease (Increase) in due from related parties                     152,012          (158,349)
     Increase in other current assets                                    (81,076)          (16,576)
     Increase in accounts payable and accrued expenses                   446,753            71,220
                                                                  --------------    --------------

         Net Cash Used in Operating Activities                        (2,485,140)         (159,780)
                                                                  --------------    --------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Purchases of property and equipment                                (130,188)             (416)
                                                                  --------------    --------------

         Net Cash Used by Investing Activities                          (130,188)             (416)
                                                                  --------------    --------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Proceeds from issuance ot subscriptions receivable                  659,128                --
     Proceeds from issuance of preferred stock                         1,821,698           471,644
                                                                  --------------    --------------

         Net Cash Provided by Financing Activities                $    2,480,826    $      471,644
                                                                  --------------    --------------

EFFECT OF FOREIGN CURRENCY TRANSLATION ADJUSTMENT                       (147,152)           26,404

NET INCREASE IN CASH AND CASH EQUIVALENTS                         $     (281,654)   $      337,852

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           337,852                --
                                                                  --------------    --------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                          $       56,198    $      337,852
                                                                  ==============    ==============

SUPPLEMENTAL CASH FLOW INFORMATION

     Cash Payments For:

         Interest                                                 $           --    $           --
         Income taxes                                             $           --    $           --

     Non-Cash Investing and Financing Activities

         Preferred stock issued for subscription receivable       $           --    $      659,128
         Issuance of common stock for acquisition of subsidiary   $           --    $    2,410,240
         Common stock issued for services                         $      658,065    $           --

   The accompanying notes are an integral part of these financial statements.

                             IFSA STRONGMAN LIMITED
                        Notes to the Financial Statements
                              December 31, 2004 and
                         September 30, 2005 (unaudited)

NOTE 1 -      ORGANIZATION AND DESCRIPTION OF BUSINESS

              IFSA Strongman Limited (the "Company") was originally organized under the laws of England and Wales in the United Kingdom on June 1, 2004, under the name of IFSA Holdings Limited. On December 10, 2004 the Company changed its name to IFSA Strongman Limited. The Company did not authorize or issue any shares of stock until June 10, 2004, which became the effective inception date for accounting purposes.

              The Company is in the business of organizing, promoting, and regulating sporting events related to the strongman sports and strength athletes worldwide. The Company is an integrated media, entertainment, and athlete representation company, principally engaged in the development, production, and marketing of television programming, pay-per-view programming, live events, and the licensing and sale of branded consumer products featuring both the Company's brand and the brands of the athletes it represents.

NOTE 2 -      SIGNIFICANT ACCOUNTING POLICIES

              This summary of significant accounting policies of the Company is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. The following policies are considered to be significant:

              a.  Accounting Method

              The Company recognizes income and expenses based on the accrual method of accounting. Accordingly, revenues are recognized when earned and expenses are recognized when incurred. The Company has elected a December 31 year-end.

              b.  Cash and Cash Equivalents

              Cash equivalents are generally comprised of certain highly liquid investments with original maturities of less than three months.

              c. Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              d. Revenue Recognition Policy

              Revenue is recognized when contracts are signed and related contract activities have commenced, where the fee is fixed or determinable, and collectibility is reasonably assured. Revenue is not recognized until persuasive evidence of an arrangement exists. Advance payments are recorded as deferred revenue until such time as they are recognized.

              e. Allowance for Doubtful Accounts

              Accounts receivable are recorded net of the allowance for doubtful accounts. The Company generally offers 30-day credit terms on sales to its customers and requires no collateral. The Company maintains an allowance for doubtful accounts which is determined based on a number of factors, including each customer's financial condition, general economic trends and management judgment. As of December 31, 2004 and September 30, 2005, the allowance for doubtful accounts was $9,229. Bad debt expense was $20,340 and $446,388 for the periods ended December 31, 2004 and September 30, 2005, respectively.

              f.  Property and Equipment

              Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. When assets are disposed of, the cost and accumulated depreciation (net book value of the assets) are eliminated and any resultant gain or loss reflected accordingly. Betterments and improvements are capitalized over their estimated useful lives whereas repairs and maintenance expenditures on the assets are charged to expense as incurred.

                                                                              Nine Months
                                                                                 Ended             Year Ended
                                                                              September 30,       December, 31
                                                                 Life             2005,                2004
                                                              ---------     ------------------   -----------------
                                                                               (unaudited)
                    Furniture and Fixtures                    3-5 Years     $         130,605   $              416
                    Less - Accumulated Depreciation                                    (9,891)                (104)
                                                                            -----------------   ------------------

                         Net Property and Equipment                         $         120,714   $              312
                                                                            =================   ==================

              Depreciation expense for the year ended December 31, 2004 and the nine months ended September 30, 2005 was $104 and $9,787, respectively.

              g.  Basic Net Loss per Share of Common Stock

              In accordance with Financial Accounting Standards No. 128, "Earnings per Share," basic net loss per common share is based on the weighted average number of common shares and common share equivalents outstanding during the periods presented. Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period.


                                                                   September 30,       December 31,
                                                                        2005                2004
                                                                  -----------------   ----------------
                                                                    (Unaudited)

              Net loss (numerator)                                $      (2,036,840) $      (1,113,011)
              Weighted average shares outstanding (denominator)           3,565,289          2,647,199
                                                                   ----------------  -----------------
              Net loss per share amount                           $           (0.57) $           (0.42)
                                                                  =================  =================

                             IFSA STRONGMAN LIMITED
                        Notes to the Financial Statements
                              December 31, 2004 and
                         September 30, 2005 (unaudited)

NOTE 2 -      SIGNIFICANT ACCOUNTING POLICIES (Continued)

              h.  Recent Accounting Pronouncements

              In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, "Accounting for Stock Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123" which is effective for financial statements issued for fiscal years ending after December 15, 2002. This Statement amends SFAS 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

              In April 2003, the Financial Accounting Standards Board issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities" which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

              In May 2003, the Financial Accounting Standards Board issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" which is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS No. 150 did not have a material effect on the financial statements of the Company.

              In January 2003, the Financial Accounting Standards Board issued FASB Interpretation No. 46 "Consolidation of Variable Interest Entities." FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material effect on the financial statements of the Company.

                             IFSA STRONGMAN LIMITED
                        Notes to the Financial Statements
                              December 31, 2004 and
                         September 30, 2005 (unaudited)

NOTE 2 -      SIGNIFICANT ACCOUNTING POLICIES (Continued)

              i.  Income Taxes

              The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards Board (SFAS) No. 109, "Accounting for Income Taxes." Under this method, deferred income taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which differences are expected to reverse. In accordance with the provisions of SFAS No. 109, a valuation allowance would be established to reduce deferred tax assets if it were more likely than not that all or some portion of such deferred tax assets would not be realized. A full allowance against deferred tax assets was provided as of December 31, 2004 and September 30, 2005.

NOTE 3 -      GOODWILL

              Goodwill represents the excess of cost over the fair value of net assets acquired through acquisitions. On June 10, 2004, the Company acquired the business and assets of three companies; IFSA Projects Limited, Scandinavian IFSA Ltd., and IFSA Europe through the issuance of 1,999,999 shares of its common stock valued at $2,410,240, or $1.21 per share. The acquisitions were done to facilitate the consolidation of the strongman sports under one umbrella. The three acquired companies had no tangible assets and no liabilities and were acquired specifically for the inherent value of the contacts, associations, relationships, and recognition that had been built within the sport. Immediately upon acquisition the Company dissolved the three acquired companies and, therefore, has no subsidiaries. In the acquisition of these companies, this excess of cost over net assets acquired amounted to $2,410,240. In accordance with the provisions of Statements of Financial Accounting Standards Nos. 141 and 142, management of the Company has evaluated the resulting goodwill and has determined that the carrying amount is impaired. Therefore, the Company has recorded a loss on the impairment of goodwill in the amount of $1,146,000. The amount of goodwill being carried as an asset at December 31, 2004 and September 30, 2005 is $1,264,240.

NOTE 4 -      RELATED PARTY TRANSACTIONS

              The Company has been dependent upon certain individuals, officers, stockholders and other related parties to provide capital, management services, assistance in finding new sources for debt and equity financing, and guidance in the development of the Company's business. The related parties have generally provided services and incurred expenses on behalf of the Company or have provided the necessary operating capital to continue pursuing its business. At December 31, 2004 and September 30, 2005, the Company had related party receivables of $158,349 and $6,337, respectively. These amounts include $155,049 and $6,337 receivable from a major investor, respectively.

NOTE 5 -      PREFERRED STOCK

              The Company has two classes of stock; common and preferred. The holders of preferred stock have preference over the holders of common stock in the event of liquidation, dissolution, or winding-up where the preferred shareholders, at a minimum, are entitled to receive an amount equal to all capital contributions, including premiums. After the preference has been paid any remaining funds and assets of the Company become equally and ratably available for distribution to the holders of common and preferred shares as if the shares were all one class. Each class of shares has equal voting rights and all are deemed common stock equivalents.

              Transfer of Shares
              Upon the properly made transfer of any common share, in any transaction, to the holder of preferred shares, each transferred common share is immediately deemed to be converted into a preferred share along with all the rights and preferences associated with preferred shares. During 2004 and the nine months ended September 30, 2005, 413,823 and 93,089 common shares, respectively, were converted into preferred shares through this mechanism.

                             IFSA STRONGMAN LIMITED
                        Notes to the Financial Statements
                              December 31, 2004 and
                         September 30, 2005 (unaudited)

NOTE 6 -      EQUITY TRANSACTIONS

              During the year ended December 31, 2004, the Company issued 608,364 shares of preferred stock to the incorporators for cash of $471,644, or $0.78 per share.

              During the year ended December 31, 2004, the Company issued 1,999,999 shares of common stock in exchange for the business and assets of companies in a similar business. The shares were valued at the market price on the date of acquisition of $1.21 per share, or $2,410,240. The net assets of the acquired company on the date of acquisition was $-0-. See Note 3 - Goodwill.

              During the year ended December 31, 2004, the Company issued 495,163 shares of preferred stock in exchange for a stock subscription receivable of $659,128, or $1.33 per share.

              During the nine months ended September 30, 2005, the Company issued 1,489,288 shares of preferred stock for cash of $1,821,698 or $1.22 per share.

              During the nine months ended September 30, 2005, the Company issued 538,571 shares of common stock for services rendered. The value of the shares was determined to be $658,065 or $1.22 per share. The excess of the value of the shares issued over the value of the services has been recorded as a reduction of additional paid-in capital.

NOTE 7 -      FINANCIAL INSTRUMENTS

              Statement of Financial Accounting Standards No. 107 (SFAS 107), "Disclosures about Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The following methods and assumptions were used to estimate fair value:

              The carrying amount of cash equivalents, accounts receivable and accounts payable approximate fair value due to their short-term nature.

NOTE 8 -      CONCENTRATIONS OF RISK

              Foreign Operations
              The Company intends to conduct activities in multiple foreign markets including countries with developing economies. Some of these countries may have experienced recently, or are experiencing currently, economic or political instability. Hyperinflation, volatile exchange rates and rapid political and legal change, often accompanied by military insurrection, have been common in these and certain other emerging markets in which the Company may conduct business. The Company may be materially adversely affected by possible political or economic instability in these countries. The risks include, but are not limited to terrorism, military repression, expropriation, changing fiscal regimes, extreme fluctuations in currency exchange rates, high rates of inflation and the absence of industrial and economic infrastructure. Changes in investment policies or shifts in the prevailing political climates in which the Company conducts business activities could adversely affect the Company's business. Operations may be affected in varying degrees by government regulations with respect to production restrictions, price controls, export controls, income and other taxes, expropriation of property, maintenance of claims, environmental legislation, labor, welfare benefit policies, land use, land claims of local residents, water use and mine safety. The effect of these factors cannot be accurately predicted and, therefore, no adjustments have been made to the accompanying financial statements.

                             IFSA STRONGMAN LIMITED
                        Notes to the Financial Statements
                              December 31, 2004 and
                         September 30, 2005 (unaudited)

NOTE 9 -      GOING CONCERN CONSIDERATIONS

              The accompanying financial statements have been prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As reported in the financial statements, the Company has incurred losses of approximately $1,100,000 from inception of the Company through December 31, 2004, has negative cash flows from operations, and has a limited operating history. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address and alleviate these concerns are as follows:

              The Company's management continues to develop a strategy of exploring all options available to it so that it can develop successful operations and have sufficient funds to be able to operate over the next twelve months. As a part of this plan, management is currently in negotiations with their target industries' key players to develop additional business opportunities. In addition, management is exploring options in order to raise additional operating capital through debt and/or equity financing. No assurance can be given that funds will be available, or, if available, that it will be on terms deemed satisfactory to management.

              The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.

NOTE 10 -     SUBSEQUENT EVENTS

              On December 9, 2005, the Company effected a merger with Synerteck Incorporated (Synerteck), a publicly traded company. Pursuant to the terms of the share exchange agreement Synerteck issued 20,000,000 shares of its common stock for all of the issued and outstanding shares of the Company as of the date of the merger. As part of the merger agreement Synerteck will change its name to IFSA Strongman, Inc.

                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)

                          Unaudited Condensed Combined
                         Pro Forma Financial Statements
                              December 31, 2004 and
                               September 30, 2005




                                    CONTENTS



Unaudited Condensed Combined Pro Forma Balance Sheet,
  September 30, 2005......................................................... 2

Unaudited Condensed Combined Pro Forma Statement of Operations,
  September 30, 2005......................................................... 3

Unaudited Condensed Combined Pro Forma Statement of Operations,
  December 31, 2004.......................................................... 4

Notes to the Unaudited Condensed Combined Pro Forma Financial
  Statements................................................................. 5

                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)
                   Condensed Combined Pro Forma Balance Sheet
September 30, 2005

                                     ASSETS

                                                     IFSA
                                                 Strongman, Inc.                       Pro Forma
                                                   (Formerly           IFSA           Adjustments
                                                   Synerteck         Strongman          Increase         Pro Forma
                                                  Incorporated)       Limited          (Decrease)        Combined
                                                 --------------    --------------    --------------    --------------
CURRENT ASSETS                                    (Unaudited)       (Unaudited)                         (Unaudited)
    Cash and cash equivalents                    $       48,650    $       56,198    $           --    $      104,848
    Accounts receivable, net                             13,240            89,633                --           102,873
    Due from related parties                                 --             6,337                --             6,337
    Other current assets                                  1,571            97,652                --            99,223
                                                 --------------    --------------    --------------    --------------

      Total Current Assets                               63,461           249,820                --           313,281
                                                 --------------    --------------    --------------    --------------

PROPERTY AND EQUIPMENT, NET                              14,783           120,714                --           135,497
                                                 --------------    --------------    --------------    --------------

GOODWILL                                                     --         1,264,240                --         1,264,240
                                                 --------------    --------------    --------------    --------------

      TOTAL ASSETS                               $       78,244    $    1,634,774    $           --    $    1,713,018
                                                 ==============    ==============    ==============    ==============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

    Accounts payable and accrued expenses        $       32,388    $      517,975    $           --    $      550,363
                                                 --------------    --------------    --------------    --------------

      Total Current Liabilities                          32,388           517,975                --           550,363
                                                 --------------    --------------    --------------    --------------

STOCKHOLDERS' EQUITY

    Preferred stock                                          50            34,559           (34,559) 2             50
    Common stock                                          3,000            28,264            20,000  1         23,000
                                                                                            (28,264) 2
    Additional paid-in capital                          181,231         4,324,576           (20,000) 1      1,278,030
                                                                                             62,823  2
                                                                                         (3,149,851) 3
                                                                                           (120,749) 4
    Accumulated deficit                                (138,425)       (3,149,851)        3,149,851  3       (138,425)
    Foreign currency translation adjustment                  --          (120,749)          120,749  4             --
                                                 --------------    --------------    --------------    --------------

      Total Stockholders' Equity                         45,856         1,116,799                --         1,162,655
                                                 --------------    --------------    --------------    --------------

      TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                      $       78,244    $    1,634,774    $           --    $    1,713,018
                                                 ==============    ==============    ==============    ==============

   See Accompanying Notes to Unaudited Condensed Combined Pro Forma Financial
                                  Statements.

                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)
              Condensed Combined Pro Forma Statement of Operations
                  For the Nine Months Ended September 30, 2005


                                                 IFSA
                                             Strongman, Inc.                       Pro Forma
                                               (Formerly           IFSA           Adjustments
                                               Synerteck         Strongman          Increase         Pro Forma
                                              Incorporated)       Limited          (Decrease)        Combined
                                             --------------    --------------    --------------   --------------
                                               (unaudited)       (unaudited)                        (unaudited)
NET REVENUES                                 $      123,163    $    1,118,677    $           --   $    1,241,840
                                             --------------    --------------    --------------   --------------

OPERATING EXPENSES

    Bad debts                                            --           446,388                --          446,388
    Cost of sales                                    29,345         1,199,493                --        1,228,838
    Salaries and benefits                            71,074           219,325                --          290,399
    Selling, general and administrative             106,228           874,353                --          980,581
    Professional fees                                25,253           401,846                --          427,099
    Research and development                          5,822                --                --            5,822
                                             --------------    --------------    --------------   --------------

      Total Operating Expenses                      237,722         3,141,405                --        3,379,127
                                             --------------    --------------    --------------   --------------

LOSS FROM OPERATIONS                               (114,559)       (2,022,728)               --       (2,137,287)
                                             --------------    --------------    --------------   --------------

OTHER INCOME (EXPENSES)

    Other income                                      2,096                --                --            2,096
    Loss on foreign currency transactions                --           (10,998)               --          (10,998)
    Interest expense                                     --            (3,114)               --           (3,114)
    Realized gain on marketable securities           29,238                --                --           29,238
                                             --------------    --------------    --------------   --------------

      Total Other Expenses                           31,334           (14,112)               --           17,222
                                             --------------    --------------    --------------   --------------

NET LOSS BEFORE INCOME TAXES                        (83,225)       (2,036,840)               --       (2,120,065)

PROVISION FOR INCOME TAXES                               --                --                --               --
                                             --------------    --------------    --------------   --------------

NET LOSS                                     $      (83,225)   $   (2,036,840)   $           --   $   (2,120,065)
                                             ==============    ==============    ==============   ==============

   See Accompanying Notes to Unaudited Condensed Combined Pro Forma Financial
                                  Statements.

                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)
         Unaudited Condensed Combined Pro Forma Statement of Operations
                      For the Year Ended December 31, 2004


                                                IFSA
                                            Strongman, Inc.                      Pro Forma
                                               (Formerly          IFSA           Adjustments
                                               Synerteck        Strongman          Increase        Pro Forma
                                             Incorporated)       Limited          (Decrease)        Combined
                                            --------------    --------------    --------------   --------------
NET REVENUES                                $      207,080    $      264,523    $           --   $      471,603
                                            --------------    --------------    --------------   --------------

OPERATING EXPENSES

    Bad debts                                       80,707            20,340                --          101,047
    Cost of sales                                   41,831            20,878                --           62,709
    Salaries and benefits                           26,589           214,424                --          241,013
    Selling, general and administrative             70,121           125,242                --          195,363
    Professional fees                               27,977           115,721                --          143,698
    Research and development                        20,132                --                --           20,132
                                            --------------    --------------    --------------   --------------

      Total Operating Expenses                     267,357           496,605                --          763,962
                                            --------------    --------------    --------------   --------------

LOSS FROM OPERATIONS                               (60,277)         (232,082)               --         (292,359)
                                            --------------    --------------    --------------   --------------

OTHER INCOME (EXPENSES)

    Other income (expense)                          (3,494)              (90)               --           (3,584)
    Gain on foreign currency transactions               --           265,161                --          265,161
    Loss on impairment of goodwill                      --        (1,146,000)               --       (1,146,000)
                                            --------------    --------------    --------------   --------------

      Total Other Expenses                          (3,494)         (880,929)               --         (884,423)
                                            --------------    --------------    --------------   --------------

NET LOSS BEFORE INCOME TAXES                       (63,771)       (1,113,011)               --       (1,176,782)

PROVISION FOR INCOME TAXES                              --                --                --               --
                                            --------------    --------------    --------------   --------------

NET LOSS                                    $      (63,771)   $   (1,113,011)   $           --   $   (1,176,782)
                                            ==============    ==============    ==============   ==============


                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)
         Notes to the Unaudited Condensed Combined Financial Statements


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         On December 9, 2005, IFSA Strongman, Inc. (formerly Synerteck Incorporated) (SYNR) entered into a merger agreement to acquire 100% of the outstanding stock of IFSA Strongman Limited (IFSA) by issuing 20,000,000 shares of its common stock. The accompanying unaudited condensed combined pro forma financial statements are prepared to present the acquisition of IFSA by SYNR to aid the user in understanding the acquisition.

         The unaudited condensed combined pro forma balance sheet is presented as though the acquisition had taken place on September 30, 2005 and the unaudited condensed combined pro forma statements of operations for the nine months ended September 30, 2005 and for the year ended December 31, 2004 as though the acquisition took place June 10, 2004.

         The unaudited condensed combined pro forma statements of operations and unaudited condensed combined pro forma balance sheet were derived by adjusting SYNR's historical financial statements for the acquisition of IFSA. The unaudited condensed combined pro forma balance sheet and unaudited condensed combined pro forma statements of operations are provided for informational purposes only and should not be construed to be indicative of SYNR's financial position or results of operations had the transaction been consummated on the dates indicated and do not project SYNR's financial position or results of operations for any future period or date.

         The unaudited condensed combined pro forma balance sheet and unaudited condensed combined pro forma statements of operations and accompanying notes should be read in conjunction with SYNR's historical financial statements and related notes, SYNR's "Management's Discussion and Analysis of Financial Condition and Results of Operation" contained in SYNR's Quarterly Report on Form 10-QSB for the period ended September 30, 2005 and its Annual Report on Form 10-KSB for the year ended December 31, 2004, and SYNR's financial statements presented herein.

         SYNR was incorporated under the laws of the State of Delaware on March 30, 2004. SYNR has authorized common stock of 100,000,000 shares and authorized preferred stock of 10,000,000 shares. Both classes of stock have a par value of $0.001 per share.

         IFSA was organized under the laws of England and Wales in the United Kingdom on June 10, 2004. The Company is in the business of organizing, promoting, and regulating sporting events related to the strongman sports and strength athletes worldwide. The Company is an integrated media, entertainment, and athlete representation company, principally engaged in the development, production, and marketing of television programming, pay-per-view programming, live events, and the licensing and sale of branded consumer products featuring both the Company's brand and the brands of the athletes it represents.

                       IFSA STRONGMAN, INC. AND SUBSIDIARY
                        (Formerly Synerteck Incorporated)
         Notes to the Unaudited Condensed Combined Financial Statements


NOTE 2 - PRO FORMA ADJUSTMENTS AND ASSUMPTIONS

         1) Represents the acquisition of IFSA Strongman Limited through the issuance of 20,000,000 shares of SYNR's common stock at par.

         2) Represents the elimination of IFSA's common and preferred stock.

         3) Represents the elimination of IFSA's accumulated deficit.

         4) Represents the elimination of IFSA's foreign currency translation adjustment.